UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2008

AmericasBank Corp.
(Exact name of registrant as specified in its charter)

Maryland	000-22925	52-2090433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 York Road, Towson, Maryland	21204
(Address of principal executive offices)	(Zip Code)

(410) 823-0500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.05 Costs Associated with Exit or Disposal Activities.

On July 2, 2008, the Board of Directors of AmericasBank (the “Bank”), the wholly-owned subsidiary of AmericasBank Corp. (the “Company”), determined to reposition its mortgage lending operation by integrating the operations of the Bank’s separate mortgage unit into its existing banking centers and closing the separate mortgage unit. In connection with such action, the Board adopted a Severance Benefit Plan pursuant to which certain of the employees that will be terminated as part of the closing of the mortgage unit will receive severance payments. The Board made this decision based primarily on recent market conditions, and the Bank intends to cease its emphasis on originating mortgage loans for sale that are originated by commissioned salespeople and to focus on the traditional business of a community bank. The Company believes that the integration of the mortgage unit into the Bank’s banking centers will be completed by July 31, 2008. As a result of the closing of the mortgage unit, the Company estimates that it will incur pre-tax charges totaling approximately $250,000 during the second and third quarters of 2008, of which approximately $200,000 is expected to be non-cash charges related the write-off of goodwill and $50,000 is expected to be cash charges related to severance payments.

Section 8 – Other Events

Item 8.01 Other Events

As previously announced, the Company intends to delist its common stock from the Nasdaq Capital Market. The Company has also determined to deregister its common stock under the Securities Exchange Act of 1934 and cease filing periodic reports with the Securities and Exchange Commission. These actions are discussed in the press release filed as Exhibit 99.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

99.1 Press Release dated July 3, 2008.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Statements contained in this Current Report on Form 8-K that are not historical facts constitute “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements, include, among others, statements regarding the expected amounts of charges as a result of the closing of the mortgage unit and statements regarding the anticipated delisting and deregistration of AmericasBank Corp. common stock. Such forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. A variety of factors could affect the Company’s operations, performance, business strategy and results and could cause actual results to differ materially from the assumptions and expectations expressed in such forward-looking statements. These factors include, but are not limited to, those risks described in AmericasBank Corp.’s Form 10-K for the year ended December 31, 2007 as filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. AmericasBank Corp. will not update forward-looking statements to reflect factual assumptions, circumstances or events that have changed after a forward-looking statement was made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICASBANK CORP.

Date: July 3, 2008	By:	/s/ A. Gary Rever
A. Gary Rever
Acting President and Chief Executive Officer